Exhibit 10.1

AMENDMENT #8

This Amendment #8 (this “Amendment”) is entered into as of March 7, 2016, by and among GPB Debt Holdings II LLC and Aquarius Opportunity Fund (each, a “Lender” and, collectively, “Lenders”) and Guided Therapeutics, Inc., a Delaware corporation (“Debtor”).

A.                On September 10, 2014, Debtor issued to Tonaquint Inc. (“Assignor”) a Secured Promissory Note in the principal amount of $1,275,000 (as amended, the “Note”) pursuant to a Note Purchase Agreement, dated September 10, 2014, between Assignor and Debtor (the “Purchase Agreement,” and together with the Note and all other documents, including a Security Agreement, entered into in conjunction therewith, the “Loan Documents”).

B.                 In exchange for adequate consideration, upon the terms and conditions set forth in that certain Assignment and Assumption Agreement dated February 12, 2016 by and among Assignor, Lenders and Debtor, Assignor assigned to each Lender, and each Lender assumed, 50% of the Note, such that 100% of the Note was assigned to Lenders in the aggregate.

C.                 The Loan Documents were previously amended pursuant to Amendment #5 dated June 30, 2015 by and between Assignor and Debtor (“Amendment #5”) to, among other things, include volume restrictions (the “Volume Restrictions”) on the number shares of Debtor’s common stock, into which any amount of the outstanding balance of the Note may be converted, that may be sold in any given calendar week.

D.                Lenders and Debtor now desire to amend the Loan Documents in order to remove the Volume Restrictions.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.                  Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2.                  Volume Restrictions. Section 8 of Amendment #5 is hereby amended and restated to read as follows:

     “8. [RESERVED].”

3.                  Representations and Warranties of Debtor.

a.                   Debtor has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of Debtor hereunder.

b.                  There is no fact known to Debtor or which should be known to Debtor which Debtor has not disclosed to Lenders on or prior to the date of this Amendment which would or could materially and adversely affect the understanding of Lenders expressed in this Amendment or any representation, warranty, or recital contained in this Amendment.

c.                   Except as expressly set forth in this Amendment, Debtor acknowledges and agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Debtor under the terms of the Loan Documents.

d.                  Debtor has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lenders, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Loan Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Debtor hereby acknowledges and agrees that the execution of this Amendment by Lenders shall not constitute an acknowledgment of or admission by Lenders of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

e.                   Except as may have been previously disclosed to Lenders, Debtor represents and warrants that as of the date hereof no Events of Default (as defined in the Note) exist under the Loan Documents or have occurred prior to the date hereof.

4.                  Representations and Warranties of Lenders. In order to induce Debtor to enter into this Amendment, each of the Lenders, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents and warrants to Debtor that such Lender has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of such Lender hereunder.

5.                  Certain Acknowledgments. Each of the parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by Lenders to Debtor in connection with this Amendment or other amendments to the Loan Documents granted herein.

6.                  Other Terms Unchanged. The Loan Documents, as amended by this Amendment and any applicable prior amendments, remain and continue in full force and effect, constitute legal, valid, and binding obligations of each of the parties, and are in all respects agreed to, ratified, and confirmed. Any reference to any Loan Document after the date of this Amendment is deemed to be a reference to such Loan Document as amended by this Amendment. If there is a conflict between the terms of this Amendment and any Loan Document, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Lenders under any Loan Document, as in effect prior to the date hereof.

7.                  Headings. The headings contained in this Amendment are for reference purposes only and do not affect in any way the meaning or interpretation of this Amendment.

8.                  Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

9.                  Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be duly executed as of the date first above written.

LENDERS:

GPB DEBT HOLDINGS II LLC

By: /s/ Tim Creutz

Name: Tim Creutz

Title: VP

AQUARIUS OPPORTUNITY FUND

By: /s/ Gregory Pepin

Name: Pepin Gregory

Title: Investment Manager

DEBTOR:

GUIDED THERAPEUTICS, INC.

By: /s/ Gene S. Cartwright

Name: Gene S. Cartwright

Title: CEO